SUPPLEMENT DATED OCTOBER 27, 2015
TO THE AUL AMERICAN UNIT TRUST
PROSPECTUS DATED MAY 1, 2015

The following disclosure supplements and amends the AUL American Unit Trust prospectus dated May 1, 2015, as supplemented to date (“Contract Prospectus”).

On September 18, 2015, the Board of Directors of the Fund approved the liquidation of the OneAmerica Money Market Portfolio (“Portfolio”) and submission of a plan of substitution (“Plan of Substitution”) to American United Life Insurance Company (“AUL”) contract owners and other persons with voting interests in the Portfolio (“Investors”). The liquidation of the Portfolio will occur only if Investors approve the Plan of Substitution, pursuant to which shares of a different fund (“New Option”) would be substituted for shares of the Portfolio as follows:

Separate Account and Product Name	Class of Shares of the Portfolio	Name of Corresponding New Option and Class of Shares
AUL American Unit Trust - 403(b), 457, 401(k)	Class O	Goldman Sachs Financial Square Government Fund - FST Administration Shares
AUL American Unit Trust - 403(b), 457, 401(k)	Advisor Class	Goldman Sachs Financial Square Government Fund - FST Resource Shares

If Investors do not approve the Plan of Substitution, the Portfolio will not be liquidated. If Investors approve the Plan of Substitution, it is anticipated that the substitution will occur on or about December 11, 2015 (“Substitution Date”), following which the Portfolio will be liquidated. This is not a liquidation or substitution of any Group Variable Annuity Contract. More information about the Plan of Substitution and the New Option is available in proxy solicitation materials that were mailed on or about October 9, 2015.

If the Plan of Substitution is approved, purchases and transfers into the Portfolio may be accepted until the close of business on the Substitution Date. Any shares of the Portfolio held at the close of business on the Substitution Date will automatically be substituted with shares of the New Option having the same aggregate net asset value as the value of the shares of the Portfolio beneficially owned by an Investor immediately prior to the substitution. After the substitution, Investors will indirectly bear the fees and expenses of the New Option, but the substitution will not result in any change to an Investor’s Contract fees or charges. All orders associated with new premiums or transfers (purchases and redemptions) relating to the Portfolio will be deemed a request for the purchase or redemption of shares of the New Option after the Substitution Date.

At any time prior to the close of business on the Substitution Date, Investors may transfer their interests in the Portfolio to any of the other investment options offered under their Contract, subject to the terms of the Contract Prospectus and Contract, and no transfer fees or other charges will be imposed. Following the substitution, Investors who had any remaining interests transferred from the Portfolio to the New Option may transfer among any of the remaining investment options in accordance with the terms of the Contract, also free of any transfer fees or other charges. Any such transfer will not be counted as one of the free transfers permitted per calendar year under the Contract, provided that the transfer occurs no later than 90 days after the Substitution Date.

If Investors approve the Plan of Substitution and the Portfolio liquidates, all references in the Contract Prospectus to the Portfolio are deleted.

Please work with a financial advisor, as necessary, to determine if existing allocation instructions should be changed before or after the Substitution Date. Individuals should direct all written transfer request and any questions or inquiries to AUL's Annuity Service Office at P.O. Box 6148, Indianapolis, Indiana 46206-6148 or contact by telephone at (800) 249-6269.

This Supplement should be retained with the Contract Prospectus for future reference.